Exhibit 99.1

DIFFERENTIAL BRANDS GROUP COMPLETES ACQUISITION OF SIGNIFICANT PORTION OF GLOBAL BRANDS GROUP’S NORTH AMERICAN BUSINESS TO CREATE CENTRIC BRANDS INC.

-	Transaction creates Centric Brands Inc. (NASDAQ: CTRC), a new lifestyle brands collective with anticipated pro forma annual revenue in excess of $2.3 billion
-	Jason Rabin to join Centric Brands as Chief Executive Officer, William Sweedler to serve as Chairman of the Board of Directors

NEW YORK – October 30, 2018 - Differential Brands Group Inc. (the “Company”) (NASDAQ:DFBG), a portfolio of global consumer brands comprised of Hudson, Robert Graham and SWIMS, today announced it successfully completed the acquisition (the “Transaction”) of a significant portion of Global Brands Group Holding Limited’s (Hong Kong listed: SEHK Stock Code: 787) (“GBG”) North American licensing business (the “Acquired Business”).

Design driven and product focused, the Acquired Business is anchored in category expertise spanning kids’ wear and women’s and men’s accessories and apparel. GBG licenses brands such as Calvin Klein, Under Armour, Tommy Hilfiger, BCBG, Joe’s, Buffalo David Bitton, Frye, Michael Kors, Kate Spade, All Saints and Cole Haan, and entertainment properties including Disney, Marvel and Nickelodeon, among others. The Transaction purchase price was USD $1.2 billion.

Concurrent with the closing of the Transaction, Differential Brands Group has changed its name to Centric Brands Inc. (“Centric Brands”), reflecting its position as a leading lifestyle brands collective platform. Centric Brands will be listed publicly on the NASDAQ under the ticker symbol CTRC, which is expected to be effective on or around November 1, 2018. Until that date, Centric Brands will continue to trade under the former symbol, DFBG. Jason Rabin, former President of GBG North America, will lead Centric Brands as Chief Executive Officer. William Sweedler, Managing Partner of Tengram Capital Partners LP (“Tengram”), which played a pivotal role in the Transaction, will continue to serve as Chairman of the Board of Directors (the “Board”).

Mr. Sweedler stated, “With the closing of the acquisition and structuring of the new Centric Brands platform, we have brought together best-in-class operating capabilities with a strong portfolio of brands across areas of core expertise including kid’s wear, women’s and men’s accessories and apparel. Centric Brands looks forward to building its relationship with Li & Fung and its global sourcing networks.” Mr. Sweedler continued, “As a proven leader with nearly 25 years of industry experience, Jason will be able to seize the opportunities that lie ahead for Centric Brands in an impactful way that drives growth and creates long-term shareholder value.”

The Centric Brands Board will be comprised of independent directors as well as Jason Rabin and appointees designated by Tengram and GSO Capital Partners LP (“GSO Capital Partners”). Rob Petrini, Senior Managing Director of GSO Capital Partners, who also played a key role in the Transaction stated, “We are thrilled with the closing of this transformative deal and look forward to working with Jason and the Centric Brands management team, along with Tengram, to help support the Company’s growth for years to come.”

As a result of the Transaction, it is anticipated that Centric Brands will generate more than $2.3 billion in pro forma annual revenue with branded product distribution to a diversified base of consumers across all retail and digital channels. The new Centric Brands platform will allow the Company to seamlessly add new licenses and company-owned brands to its portfolio, leveraging its expertise and capabilities to design, produce, manage and market a broad array of products. The company will be headquartered in New York City with offices in Greensboro, Los Angeles, and Montreal.

Mr. Rabin stated, “I’m excited to have the opportunity to lead Centric Brands as we solidify our position in the market as a world class lifestyle brands collective. With the unmatched sourcing network of Li & Fung, industry expertise and a large-scale platform, we have the ability to expand organically through brand, category and channel growth, as well as the potential to add brands to our portfolio through new licenses and acquisitions across strategic verticals. I look forward to creating a culture of success at Centric Brands and to continuing to work with the Board to capitalize on the market opportunities ahead.”

The purchase price for the Transaction was paid in cash. Fully committed debt financing for the Transaction was provided by affiliates of and/or funds managed by Ares Capital Management LLC, HPS Investment Partners, LLC, GSO Capital Partners LP and Blackstone Tactical Opportunities.

Upon the closing of the Transaction, Tengram and its affiliates converted all of its holdings of the Company’s Series A and Series A-1 Convertible Preferred Stock into the Company’s common stock.

Dechert LLP acted as lead counsel to the Company and Richards, Layton and Finger acted as Delaware counsel to the Company. Freshfields Bruckhaus Deringer LLP acted as lead counsel to GBG and Reed Smith LLP also advised GBG on the Transaction. Goldman Sachs (Asia) L.L.C. acted as financial advisor to GBG on the Transaction.

About Centric Brands:

Centric Brands (NASDAQ: CTRC) is a leading lifestyle brands collective, bringing together creative minds from the worlds of fashion and commerce, sourcing, technology, marketing and digital. We design, produce, manage and build kid’s wear and women’s and men’s accessories and apparel and distribute our products across all retail and digital channels in North America and in international markets. We also license over 100 brands across our core product categories including kids’, women’s and men’s accessories and apparel. Our company-owned brands are Hudson®, a designer and marketer of women's and men's premium, branded denim and apparel, Robert Graham®, a sophisticated, eclectic apparel and accessories brand seeking to inspire a global movement, and SWIMS®, a Scandinavian lifestyle brand best known for its range of fashion-forward, water-friendly footwear, apparel and accessories. We employ approximately 4,000 employees in offices in New York City, Greensboro, Los Angeles and Montreal, and in stores throughout North America. For more information, please visit Centric Brands’ website: www.centricbrands.com

Forward-Looking Statements
This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this news release involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. All statements in this news release that are not purely historical facts are forward-looking statements, including statements containing the words “may,” “will,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “believe,” “plan,” “project,” “will be,” “will continue,” “will likely result” or similar expressions. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to: the impact of the transaction on the Company’s stock price; the anticipated benefits of the transaction on its financial results, business performance and product offerings, the Company’s ability to successfully integrate GBG’s business and realize cost savings and any other synergies; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the Company expects; the risk of intense competition in the denim and premium lifestyle apparel industries; the risk that the Company’s substantial indebtedness could adversely affect the Company’s financial performance and impact the Company’s ability to service its indebtedness; the risks associated with the Company’s foreign sourcing of its products, including in light of potential changes in international trade relations and tariffs brought on by the current U.S. presidential administration; risks associated with the Company’s third-party distribution system; continued acceptance of our product, product demand, competition, capital adequacy, general economic conditions and the potential inability to raise additional capital if required; the risk that the Company will be unsuccessful in gauging fashion trends and changing customer preferences; the risk that changes in general economic conditions, consumer confidence, or consumer spending patterns, including consumer demand for denim and premium lifestyle apparel, will have a negative impact on the Company’s financial performance or strategies and the Company’s ability to generate cash flows from its operations to service its indebtedness; the highly competitive nature of the Company’s business in the United States and internationally and its dependence on consumer spending patterns, which are influenced by numerous other factors; the Company’s ability to respond to the business environment and fashion trends; continued acceptance of the Company’s brands in the marketplace; risks related to the Company’s reliance on a small number of large customers; risks related to the Company’s ability to implement successfully any growth or strategic plans; risks related to the Company’s ability to manage the Company’s inventory effectively; the risk of cyber-attacks and other system risks; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of the Company’s operations or new acquisitions; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of its operations or new acquisitions; risks related to the Company’s pledge of all its tangible and intangible assets as collateral under its financing agreements; risks related to the Company’s ability to generate positive cash flow from operations; risks related to a possible oversupply of denim in the marketplace; and other risks. The Company discusses certain of these factors more fully in its additional filings with the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent quarterly reports on Form 10-Q filed with the SEC, and this release should be read in conjunction with those reports, together with all of the Company’s other filings, including current reports on Form 8-K, through the date of this release. The Company urges you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this release.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Since the Company operates in a rapidly changing environment, new risk factors can arise and it is not possible for the Company’s management to predict all such risk factors, nor can the Company’s management assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The Company’s future results, performance or achievements could differ materially from those expressed or implied in these forward-looking statements. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Contacts

Investor Relations
ICR - Tom Filandro/Caitlin Morahan
203-682-8200
CentricBrandsIR@icrinc.com

Media Relations
ICR - Jessica Liddell/Brittany Fraser
203-682-8200
CentricBrandsPR@icrinc.com